SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)                    May 27, 1997
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                                  STAPLES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       0-17586                                            04-2896127
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(Commission File Number)                       (IRS Employer Identification No.)

One Research Drive, Westboro, Massachusetts                             01581
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 (Address of principal executive offices)                             (Zip Code)

                                 (508) 370-8500
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

         On May 27, 1997, Staples, Inc. ("Staples"), Marlin Acquisition Corp., a wholly-owned subsidiary of Staples ("Marlin"), and Office Depot, Inc. ("Office Depot") executed Amendment No. 2 (the "Second Amendment") to the Agreement and Plan of Merger by and among Staples, Marlin and Office Depot dated September 4, 1996 (the "Merger Agreement"), which modified the Merger Agreement in two respects. First, Section 8.01(b) of the Merger Agreement was amended to provide that either Staples or Office Depot may terminate the Merger Agreement if the Merger of Marlin with and into Office Depot (the "Merger") has not been consummated by June 30, 1997 (provided that the right to so terminate the Merger Agreement will not be available to any party whose failure to fulfill any obligation under the Merger Agreement has caused the failure of the Merger to occur on or before such date); prior to such amendment, such termination right would have arisen if the Merger had not been consummated by May 31, 1997. Second, the Second Amendment established an additional termination right, which provides that (i) either Staples or Office Depot may terminate the Merger Agreement at any time during the period commencing upon the issuance of a ruling on the Federal Trade Commission's (the "FTC") motion for a preliminary injunction prohibiting consummation of the Merger (the "Preliminary Injunction Motion") and ending at 11:59 p.m. (Boston time) on the fourth business day following the day on which a written ruling on the Preliminary Injunction Motion is first published, and (ii) neither Staples nor Office Depot shall be obligated to consummate the Merger prior to the expiration of the termination right set forth in the preceding clause (i). This four business day period will provide each of Staples and Office Depot with the opportunity to review the basis for any denial by the United States District Court for the District of Columbia (the "Court") of the Preliminary Injunction Motion and to determine whether it would be in the best interests of their respective stockholders to consummate the Merger notwithstanding an appeal by the FTC of the Court's decision with respect to the Preliminary Injunction Motion or the institution or possible institution by the FTC of an administrative proceeding challenging the Merger. A copy of the Second Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference to such copy of the Second Amendment.

         The Unaudited Pro Forma Combined Condensed Balance Sheet as of February 1, 1997 and the Unaudited Pro Forma Combined Statement of Income for the fiscal year ended February 1, 1997 of Staples and Office Depot are attached as Exhibit
99.2 to this Current Report on Form 8-K.


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Item 7. Financial Statements and Exhibits

        (c)  Exhibits.

             See Index to Exhibits attached hereto.











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 1997                         STAPLES, INC.
                                            (Registrant)


                                            By: /s/ Peter M. Schwarzenbach
                                                -------------------------------
                                                Peter M. Schwarzenbach
                                                Vice President, General Counsel
                                                     and Secretary






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                                INDEX TO EXHIBITS

Exhibit
Number

 99.1 Amendment No. 2 dated as of May 27, 1997 to Agreement and Plan of Merger dated September 4, 1996 by and among Staples, Inc., Marlin Acquisition Corp. and Office Depot, Inc.

 99.2 Unaudited Pro Forma Combined Condensed Balance Sheet as of February 1, 1997 and Unaudited Pro Forma Combined Statement of Income for the fiscal year ended February 1, 1997 of Staples and Office Depot.




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